SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): February 2, 2005


                           TOMMY HILFIGER CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


      British Virgin Islands            1-11226                   98-0372112
      ----------------------            -------                   ----------
   (State or other jurisdiction    (Commission File             (IRS Employer
         of incorporation)             Number)            Identification Number)

    9/F, NOVEL INDUSTRIAL BUILDING, 850-870 LAI CHI KOK ROAD, CHEUNG SHA WAN,
                               KOWLOON, HONG KONG
                    (Address of principal executive offices)

                                  852-2216-0668
            --------------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement
communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR240.13e-4(c))


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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information under this caption is furnished by Tommy Hilfiger Corporation (the "Company") in accordance with Securities and Exchange Commission Release No. 33-8216. This information shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On February 2, 2005, the Company issued a press release describing its pre-tax financial results for the third fiscal quarter ended December 31, 2004.
A copy of the press release is attached as Exhibit 99.1 to this report.

The press release attached as Exhibit 99.1 contains a non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission. To supplement our quarterly and year to date pretax income financial results presented in accordance with GAAP, as well as our outlook for the fiscal year ending March 31, 2005 ("FY 2005") and the fiscal year ending March 31, 2006 ("FY 2006"), the Company is presenting a non-GAAP measure of pretax income.

For the quarter ended December 31, 2004 and December 31, 2003, this non-GAAP measure is adjusted from results based on GAAP to exclude the following items:
(i) charges in the quarter ended December 31, 2004 for legal and advisory costs relating to the investigation of the Company by the U.S. Attorney; (ii) charges in the quarter ended December 31, 2004 relating to exit costs from the Company's Secaucus facility; and (iii) charges in the quarter ended December 31, 2003 for the impairment of retail store assets.

For the nine months ended December 31, 2004 and December 31, 2003, this non-GAAP measure is adjusted from results based on GAAP to exclude the following items:
(i) charges in the nine months ended December 31, 2004 for legal and advisory costs relating to the investigation of the Company by the U.S. Attorney; (ii) charges in the nine months ended December 31, 2004 relating to exit costs from the Company's Secaucus facility; (iii) charges in the nine months ended December 31, 2004 for the impairment of shop fixtures; (iv) the effect of a favorable litigation settlement in the nine months ended December 31, 2003; and (v) charges in the nine months ended December 31, 2003 for the impairment of retail store assets.

For the Company's outlook for FY 2005, this non-GAAP measure is adjusted from results based on GAAP to exclude the following items: (i) charges for legal


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and advisory costs relating to the investigation of the Company by the U.S.
Attorney; (ii) charges for the transition of the Company's H Hilfiger business to a retail model; (iii) charges for the closing of the Company's U.S. Young Mens' division; (iv) severance payments stemming from the restructuring of the Company's U.S. Wholesale business; and (v) charges relating to the consolidation of the Company's facilities.

For the Company's outlook for FY 2006, this non-GAAP measure is adjusted from results based on GAAP to exclude special items, including estimated charges for legal and advisory costs relating to the investigation of the Company by the U.S. Attorney.

The Company believes that these adjusted financial results and outlook provide a more meaningful comparison of its ongoing pre-tax results of operations and outlook, respectively. In addition, management uses these measures for reviewing the core operating results of the Company and for budget planning purposes. Non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for or superior to GAAP results.



ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

         99.1     Press release, dated February 2, 2005.


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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                            TOMMY HILFIGER CORPORATION


                                            By: /s/ Joseph Scirocco
                                               ---------------------------------
                                            Name:  Joseph Scirocco
                                            Title: Chief Financial Officer,
                                                   Senior Vice President and
                                                   Treasurer

Date:  February 4, 2005


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                                  EXHIBIT INDEX

EXHIBIT NO.                DESCRIPTION

99.1                       Press release, dated February 2, 2005.